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                                                                   Exhibit 23.7



                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statement on Form S-4 of our report dated February 17, 1995 on the financial statements of Comcast International Holdings, Inc. included in Comcast Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Registration Statement.



                                   /s/ Arthur Andersen LLP

Philadelphia, Pa.
  November 12, 1996
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                                                                   Exhibit 23.7



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to the Registration Statement on Form S-4 of our report dated October 17, 1995 on the financial statements of Garden State Cablevision L.P. included in Comcast Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                      /s/ Arthur Andersen LLP

Philadelphia, Pa.,
  November 12, 1996